Exhibit 10.1

Form of Restricted Stock Agreement

to be Used Under 2015 Equity Incentive Plan

BELLEROPHON THERAPEUTICS, INC.
RESTRICTED STOCK AGREEMENT

Bellerophon Therapeutics, Inc. (the “Company”) hereby grants the following restricted stock award pursuant to its 2015 Equity Incentive Plan.  The terms and conditions attached hereto are also a part hereof.

Notice of Grant

Name of recipient (the “Participant”):
Grant Date of this restricted stock award (the “Grant Date”):
Number of shares of the Company’s Common Stock subject to this restricted stock award (the “Restricted Shares”):
Number, if any, of Restricted Shares that vest immediately on the Grant Date:
Restricted Shares that are subject to vesting schedule:
Vesting Schedule:

This restricted stock award satisfies in full all commitments that the Company has to the Participant with respect to the issuance of stock, stock options or other equity securities.

BELLEROPHON THERAPEUTICS, INC.

Signature of Participant
By:
Street Address		Name of Officer:
Title:
City/State/Zip Code

BELLEROPHON THERAPEUTICS, INC.

Restricted Stock Agreement

Incorporated Terms and Conditions

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Participant, as set forth on the Notice of Grant to which these terms and conditions are attached (the “Notice of Grant”), and subject to the terms and conditions set forth in the Company’s 2015 Equity Incentive Plan (the “Plan”) are as follows:

1.                                      Issuance of Restricted Shares.

(a)                                 The number of Restricted Shares set forth in the Notice of Grant are issued to the Participant, effective as of the Grant Date (as set forth on the Notice of Grant), in consideration of employment services rendered and to be rendered by the Participant to the Company.

(b)                                 The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Participant.  Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Participant, issue and deliver to the Participant a certificate representing the vested Restricted Shares.  The Participant agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.                                      Vesting Schedule.

Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with Vesting Table set forth in the Notice of Grant (the “Vesting Table”), and upon vesting the transferability restrictions and forfeiture provisions applicable to such number of Restricted Shares set forth opposite each vesting date shall terminate and the shares of Common Stock shall be free from such restrictions and provisions, provided that, on such vesting date, the Participant is an employee of the Company or any other entity the employees of which are eligible to receive restricted stock grants under the Plan (an “Eligible Participant”).  Any fractional number of Restricted Shares resulting from the application of the percentages in the Vesting Table shall be rounded down to the nearest whole number of Restricted Shares.

3.                                      Forfeiture of Unvested Restricted Shares Upon Employment Termination.

In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, all of the Restricted Shares that are unvested as of the time of such cessation shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Participant, effective as of such cessation of Eligible Participant status.  The Participant shall have no further rights with respect to any Restricted Shares that are so forfeited.

4.                                      Restrictions on Transfer.

The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise encumber, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except to the extent permitted by the Plan.  The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5.                                      Adjustments.

The Plan contains provisions covering the treatment of Restricted Shares in a number of contingencies such as stock splits. Provisions in the Plan for adjustment with respect to this Award and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

6.                                      Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Participant shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7.                                      Rights as a Stockholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a stockholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, rights to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders; provided that, as provided in the Plan, the payment of dividends on unvested Restricted Shares shall be deferred until after such shares vest.

8.                                      Tax Matters.

The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the issuance or vesting of the Restricted Shares pursuant to this Agreement shall be the Participant’s responsibility.  At such time as the Participant is not aware of any material nonpublic information about the Company or the Common Stock, the Participant shall execute the instructions set forth in Annex A attached hereto (the “Automatic Sale Instructions”) as the means of satisfying such tax obligation.  If the Participant does not execute the Automatic Sale Instructions prior to an applicable vesting date, then the Participant agrees that if under applicable law the Participant will owe taxes at such vesting date on the portion of the Award then vested the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company.  The Company shall not deliver any shares of Common Stock to the Participant until it is satisfied that all required withholdings have been made.

9.                                      Confidential Information; Noncompetition; Work Product.

By accepting this restricted stock award, Participant is hereby acknowledging and agreeing to the provisions set forth in the Confidentiality and Noncompetition Agreement attached hereto as Exhibit A related to confidential information, noncompetition and work product.  Without limitation to any other remedies available under law or those set forth in Exhibit A, the Participant agrees that if Participant breaches any of the provisions of Exhibit A, then (i) the Participant shall not be entitled to any further vesting of this restricted stock award, (ii) any portion of the restricted stock award that remains outstanding, whether vested or unvested, will be immediately and automatically forfeited exchange for no consideration, (iii) any Shares acquired by the Participant upon the vesting of the restricted stock award that continue to be held by the Participant shall be required to be surrendered immediately and automatically to the Company in exchange for no consideration and (iv) if the Participant has sold, transferred or otherwise disposed of any shares of Common Stock received upon the vesting of the Restricted Shares, then the Participant shall be required to pay to the Company, in cash, within thirty (30) days of a written request by the Company for such payment, the amount for which the Participant sold the Shares.

10.                               Provisions of the Plan.

This restricted stock award is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this Agreement.

Annex A

Automatic Sale Instructions

The undersigned hereby consents and agrees that any taxes due on a vesting date as a result of the vesting of Restricted Shares on such date shall be paid through an automatic sale of shares as follows:

(a)                                 Upon any vesting of any Restricted Shares pursuant to Section 2 hereof, the Company shall sell, or arrange for the sale of, such number of the Restricted Shares no longer subject to the transferability restrictions and forfeiture provisions under Section 2 as is sufficient to generate net proceeds sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the lapse of the transfer restrictions and forfeiture provisions (based on minimum statutory withholding rates for all tax purposes, including payroll and social security taxes, that are applicable to such income), and the Company shall retain such net proceeds in satisfaction of such tax withholding obligations.

(b)                                 The Participant hereby appoints the Chief Executive Officer of the Company his attorney in fact to sell the Participant’s shares in accordance with this Annex A.  The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Annex A.

(c)                                  The Participant represents to the Company that, as of the date hereof, he or she is not aware of any material nonpublic information about the Company or the Common Stock.  The Participant and the Company have structured this Agreement, including this Annex A, to constitute a “binding contract” relating to the sale of Common Stock, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.

The Company shall not deliver any shares of Common Stock to the Participant until it is satisfied that all required withholdings have been made.

Participant Name:

Date:

EXHIBIT A

CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

I.                                        The Participant acknowledges that the Participant’s employment by or other service to the Company will, throughout such employment or service period, bring the Participant into close contact with the confidential affairs of the Company and its subsidiaries, including access to information about their client and customer lists and information concerning proprietary manufacturing formulations and processes, costs, profits, real estate, markets, sales, products, key personnel, pricing policies, operational methods, patents, research and development, technical processes, and other business affairs and methods, plans for future product development and other information not readily available to the public.  The Participant further acknowledges that the services to be performed by the Participant are of a special, unique, unusual, extraordinary and intellectual character.  The Participant further acknowledges that the business of the Company and its subsidiaries is international in scope, that the Company and its subsidiaries competes in nearly all of their business activities with other entities that are or could be located in nearly any part of the world and that the nature of the Participant’s services, position and expertise are such that the Participant is capable of competing with the Company and its subsidiaries from nearly any location in the world.  In recognition of the foregoing, the Participant covenants and agrees:

1.  For Participants Resident in States Other Than California, Wisconsin, Texas, and Louisiana:

(a)                                 The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its affiliated companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves the Participant of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre-clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the

Company or any of its subsidiaries at the Date of Termination in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant may draw upon the goodwill of the Company or where Participant’s knowledge of the Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the restricted stock award granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

2.  For Participants Resident in California:

(a)                              The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its subsidiaries companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its subsidiaries and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre-clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts during the Noncompetition Period, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity calling for the rendition of the Participant’s personal services, with any individual, partnership, corporation or other organization that is engaged directly or indirectly in a Competitive Activity.

(c)                                  During both the Noncompetition Period and the twelve-month period following the Date of Termination, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity.  During the Noncompetition Period, the Participant shall not directly or indirectly induce any business, entity or person with which the Company or any of its subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his/her right, title and interest in and to all inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”) and all related patents, patent applications, copyrights and copyright applications to the maximum extent permitted by Section 2870 of the California Labor Code or any like statute of any other state.  The Participant hereby also waives all claims to moral rights in any Work Product.  The Participant understands that the provisions of this Agreement requiring assignment of Work Product to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870

(attached hereto as Appendix A).  The Participant agrees to advise the Company promptly in writing of any invention that he/she believes meets the criteria in Section 2870 and is not otherwise disclosed on Appendix B.

(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the restricted stock award granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

3.                                      For Participants Resident in Wisconsin and Texas

(a)                                 Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge, or disseminate Confidential Information where such disclosure would be detrimental to the interests of Company (except as required by law), but only for so long as such Confidential Information continues to be not generally known to, and not readily ascertainable through proper means by, Company’s competitors.  The promises contained in this paragraph are not intended to preclude Participant from being gainfully employed by another or on his or her own, but are intended to prohibit him or her from using the confidential or proprietary information described herein in a manner that is not for the financial benefit of Company.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves the Participant of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 Independent of any other restriction, the Participant during the “Noncompetition Period” shall not, for him(her)self, or on behalf of any other person or entity, directly or indirectly provide services to a “Direct Competitor” in a role where Participant will be expected to draw upon the customer goodwill he gained while with Company or where Participant’s knowledge of “Confidential Information” is likely to affect Participant’s decisions or actions for the Direct Competitor to the detriment of Company.  For purposes of this provision:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Direct Competitor” means any business or other endeavor that engages in clinical or pre-clinical research or development, manufacturing, marketing, sales, or commercialization of “Competitive Products or Services” in any geographic location in the United States (except that “Direct Competitor” does not include any business which the parties have agreed in writing to exclude from the definition, and Company will not unreasonably or arbitrarily withhold such agreement); and (iii) “Competitive Products or Services” means products or services that serve the same function as or are a therapeutic alternative to products or services that Company or its subsidiaries offered at the Date of Termination, or to products or services under development or commercialization by Company or its subsidiaries at the Date of Termination (with development or commercialization demonstrated by significant and documented efforts, whether internally or through acquisition, licensing or other business development activities).

(c)                                  Independent of any other restriction, for a period of one year after Participant’s employment with or service to the Company is terminated for any reason, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly induce any business, entity or person with which the Company or its subsidiaries has a business relationship (collectively, “Business Associates”) to terminate or alter such business relationship (provided that clause (y) shall apply only to those Business Associates who did business with the Company within the last six months of Participant’s employment or service and (1) about whom Participant, as a result of his or her employment or service, had access to confidential information or goodwill that would assist in solicitation of such Person, or (2) with whom Participant personally dealt on behalf of Company in the twelve months immediately preceding the last day of Participant’s employment or service and that Participant was introduced to or otherwise had business contact with such Business Associate as a result of his or her employment or service with the Company).

(d)                                 Independent of any other restriction, Participant shall not, either personally or in conjunction with others, either (a) solicit, interfere with, or endeavor to cause any employee of Company or its subsidiaries to leave such employment or (b) otherwise induce or attempt to induce any such employee to terminate employment with Company or its subsidiaries.  Nothing in this paragraph is meant to prohibit an employee of Company or its subsidiaries who is not a party to this Agreement from becoming employed by another organization or person.

(e)                                  In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(f)                                   The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(g)                                  The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the restricted stock award granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

4.                                      For Participants Resident in Louisiana

(a)                                 Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves the Participant of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity” in West Baton Rouge Parish or any parish or county in the United States where Company does business.  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre-clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries at the Date of Termination or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant’s ability to draw upon the goodwill or Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The

Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the restricted stock award granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

II.                                   To the extent permitted by law, any restriction set forth in this Agreement that is found by any court of competent jurisdiction to be unreasonable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, may be interpreted to extend only over the maximum period of time, range of activities or geographic area deemed to be reasonable.

III.                              To the extent permitted by law, the invalidity of any provision of this Agreement will not and shall not be deemed to affect the validity of any other provision.  In the event that any provision of this Agreement is held to be invalid, it shall be considered expunged, and the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

APPENDIX A

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

CALIFORNIA LABOR CODE SECTION 2870

(a)                                 Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)                                 Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2)                                 Result from any work performed by the employee for the employer.

(b)                                 To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

APPENDIX B

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

LIST OF PRIOR INVENTIONS AND ORIGINAL WORKS OF AUTHORSHIP:

Title	Date	Identifying Number or Brief Description